                                                                    EXHIBIT 10.4
                                                                  EXECUTION COPY

                    AMENDED AND RESTATED MEMBERS AGREEMENT


          THIS AMENDED AND RESTATED MEMBERS AGREEMENT (this "Agreement") is made
                                                             ---------
as of March 18, 1999 by and among Muzak Holdings LLC (f/k/a ACN Holdings, LLC), a Delaware limited liability company (the "Company"), MEM Holdings, LLC, a
                                           -------
Delaware limited liability company ("MEM Holdings"), David Unger ("Unger"),
                                     ------------                  -----
Joseph Koff ("Koff"), William Boyd ("Boyd") and Music Holdings Corp. ("MHC").
              ----                   ----                              ---

          WHEREAS, the Company, ABRY Broadcast Partners III, L.P. ("ABRY"),
                                                                    ----
Unger and Koff entered into that certain Members Agreement, dated as of October 6, 1998 (the "Original Agreement").
              ------------------

          WHEREAS, on November 30, 1998, ABRY transferred all of its Common Units as well as, among other things, all of its rights and obligations under the Original Agreement to MEM Holdings.

          WHEREAS, on the date hereof, the Company issued certain Class A Units and Class B-4 Units to Boyd.

          WHEREAS, on the date hereof, the Company issued certain Class B-4 Units to MHC.

          WHEREAS, the parties hereto desire (i) to amend and restate the Original Agreement in its entirety as set forth below and (ii) to enter into this Agreement for the purposes, among others, of (x) assuring continuity in the management and ownership of the Company, (y) limiting the manner and terms by which the Securities may be transferred and (z) Boyd and MHC becoming a party to this Agreement.

          NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Agreement hereby agree as follows:

          1.   Restrictions on Transfer of Securities.
               --------------------------------------

          (a)  Transfer of Securities by the Non-ABRY Members. A Non-ABRY Member
               ----------------------------------------------
shall not, directly or indirectly, sell, transfer, assign, pledge or otherwise dispose of (a "Transfer") any interest in any Securities, except (i) if such
               --------
Non-ABRY Member is exercising a participation right granted to such Non-ABRY Member pursuant to the provisions of Section 1(b) or 1(c), (ii) pursuant to an Approved Company Sale, (iii) in the case of any Executive, as may be required under any applicable Management Securities Repurchase Agreement, (iv) in the case of any MHC Member, if such MHC Member has complied with all of the applicable terms and requirements of

Section 3, then to any Person, (v) in the case of any MHC Member, pursuant to a Public Sale or (vi) as may otherwise expressly be permitted by prior written consent of the Board.

          (b)  Participation Rights. In the event of a Transfer of Securities by
               --------------------
any ABRY Member (other than a Public Sale or a sale pursuant to an Approved Company Sale), at least 10 business days prior to such Transfer, such ABRY Member will deliver a written notice (the "Sale Notice") to the Non-ABRY Members
                                           -----------
specifying in reasonable detail the Securities to be sold, the terms and conditions of the Transfer, and, with specificity, the identity of the proposed transferee(s). Subject to Section 1(c), such Non-ABRY Members may elect to participate in the contemplated Transfer by delivering written notice to ABRY within 10 business days after delivery of the Sale Notice. If any Non-ABRY Member has elected to participate in such Transfer, each such Non-ABRY Member will be entitled to include in the contemplated Transfer, at the same price and on the same terms (subject to Sections 1(c) and (d)), a number of Securities (regardless of the class thereof) equal to the product of (i) the quotient determined by dividing the percentage of such Securities (regardless of the class thereof) on a fully diluted basis, held by such Non-ABRY Member by the aggregate percentage of Securities, on a fully diluted basis, owned by the Non-ABRY Members participating in such Transfer and all of the ABRY Members and (ii) the number of Securities (regardless of the class thereof) to be sold in the contemplated Transfer.

     For example, if the Sale Notice contemplated a sale of 100 Class A Units in
     -----------
     the aggregate by certain of the ABRY Members, and if all of the ABRY Member at such time own 80% of all Class A Units (on a fully diluted basis) and if one Non-ABRY Member elects to participate and owns 5% of all Class A Units (on a fully diluted basis) and if no Class B Units are then outstanding, such Non-ABRY Member would be entitled to sell 6 Class A Units (5% / 85% x 100 Common Units).

Any ABRY Member Transferring Securities pursuant to this Section 1 shall use its best efforts to obtain the agreement of the prospective Transferee(s) to the participation of the Non-ABRY Members in any contemplated Transfer, and such ABRY Member shall not Transfer any of its Securities to the prospective Transferee(s) if the prospective Transferee(s) declines to allow the participation of the Non-ABRY Members as contemplated by this Section 1(b). Notwithstanding anything contained herein to the contrary, MEM Holdings hereby agrees that, so long as MEM Holdings is an ABRY Member for purposes of this Agreement, any Transfer of any percentage of MEM Holdings' common equity securities (or any percentage of the common equity securities of any other Subsidiary of ABRY which directly or indirectly owns any common equity securities of MEM Holdings) shall be deemed a Transfer of the same percentage of the number of Securities then held by MEM Holdings for purposes of this Section 1(b).

          (c)  Limitations on Participation Rights.  A Non-ABRY Member may
               -----------------------------------
exercise his participation rights in accordance with Section 1(b); subject to the following limitations: (i) no Class B Unit may be included in any Transfer pursuant to Section 1(b) in any event unless such Unit is a Vested Unit, and
(ii) no Class A Unit or Class B Unit may be included by any Non-ABRY Member in any Transfer pursuant to Section 1(b) unless the aggregate purchase price to be paid for all Class A Units to be included by the applicable ABRY Member in such Transfer is equal to or greater than the aggregate Unpaid Yield and Unreturned Capital Value for such Class A Units to be included by such ABRY Member. For the purposes of calculating the rights of the Non-ABRY Members to exercise any participation rights under this
Section 1, the Non-ABRY Members shall not be allowed to Transfer, and shall not be deemed to hold (for the purposes of any calculations hereunder), any Securities that are Unvested Units.

          (d)  Allocation of Transfer Price.  In any event, each Person
               ----------------------------
Transferring Securities pursuant to Section 1(b) shall receive, in exchange for the Securities to be Transferred by such Person, the same portion of the aggregate consideration from the aggregate Transfer that such Person would have received if such aggregate consideration had been distributed by the Company in complete liquidation pursuant to the LLC Agreement as in effect immediately prior to the Transfer and the Securities included in such Transfer constituted all of the outstanding Securities of the Company at such time.

          (e)  Permitted Transfers.
               -------------------

               (i) The restrictions contained in Sections 1(a), 1(b), 1(c) and 1(d) shall not apply with respect to any Transfer of Securities (x) in the case of any individual Non-ABRY Member (A) to such Non-ABRY Member's parents, spouse or descendants (whether natural, step or adopted), (B) upon such Non-ABRY Member's death, to such Non-ABRY Member's heirs, executors or administrators, or
(C) to a trust formed exclusively for the benefit of such Non-ABRY Member and/or one or more of the persons described in clause (A) above, or (y) in the case of MHC, during any period in which the Company (or any successor corporation) is then subject to income tax under Section 11 of the Internal Revenue Code of 1986, as amended, in a pro rata distribution of all Securities then held by MHC to the former partners of Old Muzak and the equity owners of such partners, or
(z) in the case of any ABRY Member, among its Affiliates or to employees of, to and advisors to such ABRY Member or any of its Affiliates; provided, that the
                                                              --------
restrictions contained in this Section 1 shall continue to be applicable to the Securities after any such Transfer. In addition, the restrictions contained in Sections 1(a), 1(b), 1(c) and 1(d) shall not apply with respect to the Transfer of up to 3,000 Class A Units (such number to be appropriately adjusted for any unit or stock split, reverse unit or stock split, stock or unit dividend or other distribution or other subdivision or combination of Common Units after the date hereof) by MEM Holdings to CMS Co-Investment Subpartnership, CMS Diversified Partners, L.P. and/or any of their respective Affiliates (a "CMS
                                                                         ---
Transferee"), but only if such Transfer occurs on or prior to the date six
----------
months after the date hereof; provided that, notwithstanding anything contained
                              --------
herein to the contrary, upon such Transfer and upon the execution and delivery by such CMS Transferee of a joinder as provided in Section 1(e)(ii) hereof, such CMS Transferee shall be deemed to be a "Non-ABRY Member" and not an "ABRY Member" for purposes of this Agreement and accordingly, for purposes of this Agreement, shall have all of the rights of a "Non-ABRY Member" and shall not have any of the rights of an "ABRY Member".

               (ii) Prior to any proposed transferee's acquisition of Securities pursuant to a Transfer in accordance with the terms of and otherwise permitted by this Agreement (other than in a Public Sale or an Approved Company Sale or a Transfer to any ABRY Member or the Company
pursuant to Section 3) to any Person (including pursuant to Section 1(e)(i)), the Person Transferring such Securities must cause the prospective Transferee to execute and deliver to the Company (for itself and as the agent of the Members) a joinder to this Agreement substantially in the form of Exhibit A hereto
                                                         ---------
pursuant to which the prospective Transferee agrees to be bound by this Agreement to the same extent as the Person Transferring with respect to the Securities so Transferred (unless such Transfer is pursuant to applicable laws of descent and distribution, in which case, such executed joinder shall be delivered to the Company as soon as reasonably possible after such Transfer), except if such prospective Transferee is a CMS Transferee, in which case, such prospective Transferee shall agree to be bound by this Agreement as a "Non-ABRY Member". Other than a CMS Transferee, all transferees acquiring Securities and executing a joinder in compliance with this Section 1(e)(ii) are collectively referred to herein as "Permitted Transferees".
                       ---------------------

          (f)  Termination of Restrictions.  The restrictions set forth in this
               ---------------------------
Section 1 will continue with respect to each of the Securities until the consummation of a Qualified Public Offering.

          2.   Legend.  Each instrument evidencing Securities shall be stamped
               ------
or otherwise imprinted with a legend in substantially the following form:

          THE SECURITIES REPRESENTED BY THIS INSTRUMENT ARE SUBJECT TO AN AMENDED AND RESTATED MEMBERS AGREEMENT DATED AS OF MARCH 18, 1999 AMONG THE ISSUER OF SUCH SECURITIES (THE "COMPANY") AND CERTAIN OF THE COMPANY'S SECURITY HOLDERS, AS AMENDED FROM TIME TO TIME. A COPY OF SUCH AMENDED AND RESTATED MEMBERS AGREEMENT WILL BE FURNISHED WITHOUT CHARGE BY THE COMPANY TO THE HOLDER HEREOF UPON WRITTEN REQUEST.

The legend set forth above shall be removed from any instrument evidencing Securities which cease to be subject to the terms of this Agreement.

          3.   Right of First Refusal granted by the MHC Members.
               -------------------------------------------------

          (i)  If at any time any MHC Member (a "Selling Holder") proposes to
                                                 --------------
     Transfer any Securities (other than pursuant to a Public Sale, pursuant to an Approved Company Sale, or if such Selling Holder is exercising a participation right granted to such Selling Holder pursuant to Section 1(b) or 1(c)), then such Selling Holder will, not fewer than 10 business days prior to making such Transfer, give notice (the "Transfer Notice") to the
                                                      ---------------
     ABRY Members, Unger, Koff, Boyd and to the Company specifying (x) the Securities proposed to be Transferred (the "Offered Securities"), (y) the
                                                 ------------------
     price (the "Offered Price") and the other terms and conditions upon which
                 -------------
     such Selling Holder proposes to Transfer such Offered Securities, and (z) with specificity, the proposed transferee(s). After the delivery of a

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

     Transfer Notice, the Selling Holder shall in a timely manner provide any ABRY Member with any written information regarding the proposed Transfer as reasonably requested by such ABRY Member.

          (ii) The Transfer Notice will constitute an irrevocable offer (for the time periods set forth in items (iii) and (iv) below) to Transfer any of the Offered Securities to the Company, Unger, Koff, Boyd and the ABRY Members at the Offered Price and on the terms specified in the Transfer Notice (the "Offer to Sell"), except that if the proposed Transfer is to be
                  -------------
     wholly or partly for consideration other than cash, then the Offer to Sell will constitute an offer to Transfer the Offered Securities to the Company, Unger, Koff, Boyd and the ABRY Members for a cash purchase price equal to the amount of cash (if any) specified in the Transfer Notice, plus the fair market value determined in the good faith judgement of the Board, at the date of the Transfer Notice, of such non-cash consideration.

          (iii) The Company will have 7 business days after its receipt of the Transfer Notice (the "Company Exercise Period") during which to notify the
                           -----------------------
     Selling Holder, Unger, Koff, Boyd and the ABRY Members in writing of its election to purchase all of the Offered Securities (an "Acceptance
                                                             ----------
     Notice").
     ------

          (iv) If the Company has not elected to purchase the Offered Securities, the ABRY Members, Unger, Koff and Boyd will have 10 business days after the ABRY Members receipt of the Transfer Notice (the "Members
                                                                      -------
     Exercise Period") during which to notify the Selling Holder and the Company
     ---------------
     in writing of its election to purchase all of the Offered Securities (which election, if approved by the Board, may state that the Company will purchase a portion of the Offered Securities) (such written notice, also an "Acceptance Notice"). Any Member who delivers an Acceptance Notice
      -----------------
     pursuant to the immediately preceding sentence shall be referred to herein as a "Purchasing Member". If the Purchasing Members elect to purchase in
           -----------------
     the aggregate more than the Offered Securities, then the Offered Securities shall be sold among the Purchasing Members pro rata based upon the number of Class A Units then owned by such Purchasing Members or in such other manner as the Purchasing Members may agree.

          (v) Upon the delivery of the Acceptance Notice(s), the Company and/or the Purchasing Member(s), as the case may be, and the Selling Holder shall be firmly bound to consummate the purchase and sale of the applicable Offered Securities in accordance with the Transfer Notice, the Acceptance Notice(s) and the terms hereof. Subject to the provisions hereof, within 35 business days after the Selling Holder's receipt of the last Acceptance Notice, the Company and/or the Purchasing Member(s), as the case may be, shall purchase and the Selling Holder shall sell the applicable Offered Securities at a mutually agreeable time and place (the "Offered Securities
                                                             ------------------
     Closing"); provided, that if the applicable Transfer Notice specifies a
     -------    --------
     proposed closing date for such Offered Securities Closing which occurs on any business day during the period beginning on the date 35 business days after the applicable Selling Holder has delivered such Transfer Notice to Unger, Koff, Boyd, the

     ABRY Members and the Company and ending on the date 45 business days after such Selling Holder has delivered such Transfer Notice to Unger, Koff, Boyd, the ABRY Members and the Company, then such Offered Securities Closing shall occur on such proposed closing date.

          (vi) At the Offered Securities Closing, the Selling Holder shall deliver to the Company and/or the Purchasing Member(s), as the case may be, certificates representing the Offered Securities (which Offered Securities shall be free and clear of any liens or encumbrances) to be purchased by the Company and/or the Purchasing Member(s), as the case may be, and the Company and/or the Purchasing Member(s), as the case may be, shall deliver to the Selling Holder the applicable purchase price for such Offered Securities by wire transfer of immediately available funds to an account(s) designated by such Selling Holder.

          (vii) If the Company, Unger, Koff, Boyd and the ABRY Members collectively do not elect to purchase all of the Offered Securities in accordance with Section 3(iii) and 3(iv), then the Selling Holder may Transfer all of such Offered Securities, at a price which is not less than the price specified in the Transfer Notice and on other terms and conditions which are not materially more favorable in the aggregate to any transferee thereof than those specified in the Transfer Notice, to any Person specified in the applicable Transfer Notice, but only to the extent that such Transfer occurs within 90 days after expiration of the Members Exercise Period. Any Securities not Transferred within such 90-day period will be subject to the provisions of this Section 3 upon subsequent Transfer.

          (viii) The provisions of this Section 3 shall terminate upon the consummation of a Qualified Public Offering.

          4.     Approved Company Sale.
                 ---------------------

          (a) If the Board and a Majority in Voting Interest approve a sale of all or substantially all of the Company's assets determined on a consolidated basis or a sale of all (or a lesser percentage, if the acquiring Person(s) reasonably so requests for accounting or tax reasons) of the Company's outstanding Common Units (in either case, whether by merger, recapitalization, consolidation, reorganization, combination or otherwise) or any other transaction which has the same effect as any of the foregoing to an Independent Third Party or group of Independent Third Parties (each such sale or transaction, an "Approved Company Sale"), then each holder of Securities will
                 ---------------------
consent to and raise no objections against the Approved Company Sale. If the Approved Company Sale is structured as a merger or consolidation, then each holder of Securities shall waive any dissenters rights, appraisal rights or similar rights in connection with such merger or consolidation. If the Approved Company Sale is structured as a Transfer of Securities, then subject to the following sentence each holder of Securities shall agree to sell all of his or its Securities and rights to acquire Securities on the terms and conditions approved by the Board and a Majority in Voting Interest. Each holder of Securities shall take all necessary or desirable actions in connection with the consummation of an Approved Company Sale as requested by the Board, including, without limitation, executing a sale contract pursuant to which each holder of Securities will severally (but not jointly) make the same representations, warranties and indemnities regarding the Company and its assets, liabilities and business (collectively, the "Company Reps") and such representations and
                             ------------
warranties concerning such holder and the Securities to be sold by it or him as may be set forth in any agreement approved by the Board; provided, that if any
                                                         --------
holder of Securities pays any amount in connection with any claim under the Company Reps by the purchaser or purchasers in such Approved Company Sale (a "Company Loss"), then each other holder of Securities will simultaneously
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contribute to such holder of Securities an amount equal to such contributing holder's pro rata share (based upon the amount of consideration received in such Approved Company Sale) of such Company Loss; provided further, that a holder of
                                             ----------------
Securities shall be required to make the Company Reps only if the sale contract which such holder is required to sign provides that such holder's maximum liability for any breach of the Company Reps shall be the purchase price received by such holder for the sale of his or her Securities.

          (b) The obligations of the holders of Securities pursuant to Section 4(a) are subject to the satisfaction of the following conditions: (i) upon the consummation of the Approved Company Sale, each holder of Securities shall receive the same form of consideration and the same portion of the aggregate consideration such holder would have received if such aggregate consideration had been distributed by the Company in complete liquidation pursuant to the rights and preferences set forth in the LLC Agreement as in effect immediately prior to the consummation of the Approved Company Sale (and, if less than all of the outstanding Common Units are being sold in the Approved Company Sale, then the form and portions of aggregate consideration shall be determined as if the Securities included in the Approved Company Sale were all of the outstanding Common Units then outstanding); (ii) if any holders of Securities are given an option as to the form and amount of consideration to be received, each holder of Securities shall be given the same option; and (iii) each holder of then currently exercisable rights to acquire Securities shall be given an opportunity to exercise such rights prior to the consummation of the Approved Company Sale and participate in such sale as a holder of such Securities.

          (c) If the Board, the Company or any of the holders of Securities enter into any negotiation or transaction for which Rule 506 under the Securities Act (or any similar rule then in effect) promulgated by the Securities Exchange Commission may be available with respect to such negotiation or transaction (including a merger, consolidation or other reorganization), each holder of Securities who is not an "accredited investor," as that term is defined in Regulation D as promulgated under the Securities Act, will, at the request of the Company, appoint either a purchaser representative (as such term is defined in Rule 501 under the Securities Act) designated by the Company, in which event the Company will pay the fees of such purchaser representative, or another purchaser representative (reasonably acceptable to the Company), in which event such holder will be responsible for the fees of the purchaser representative so appointed.

          (d) All holders of Securities will bear their pro rata share (based upon the amount of consideration received or proposed to be received in the applicable actual or proposed Approved

Company Sale) of the costs of any actual or proposed Approved Company Sale to the extent such costs are incurred for the benefit of all such holders of Securities and are not otherwise paid by the Company or the acquiring party. Costs incurred by the holders of Securities on their own behalf will not be considered costs of the Approved Company Sale; provided, that in any event the
                                               --------
Company shall pay the reasonable attorney's fees and expenses of one counsel chosen by a Majority in Voting Interest in connection with the Approved Company Sale.

          (e)  Termination of Restrictions and Requirements.  The restrictions
               --------------------------------------------
and requirements set forth in this Section 4 will continue with respect to the Members and their Securities until the consummation of a Qualified Public Offering.

          5.   Further Assurances.  In the event that the Board approves a
               ------------------
recapitalization of, or a transaction requiring the recapitalization of, the Company or its Subsidiaries, including, without limitation, a public offering and sale of Securities pursuant to an effective registration statement under the Securities Act (an "Initial Public Offering"), including pursuant to the
                    -----------------------
Registration Agreement, then the Company and all holders of Securities shall take all necessary or desirable actions in connection with the consummation of such recapitalization or transaction as the Board or a Majority in Voting Interest so request subject to the following limitation: immediately after any such recapitalization or transaction, each Member shall hold securities of the applicable surviving entity with rights, preferences and privileges substantially equivalent to the Securities held by such Member immediately prior to such recapitalization or transaction. Without limiting the generality of the foregoing, if requested as provided in the immediately preceding sentence, then
(i) the Company and each Member shall take such actions as may be necessary or desirable for the Company to convert to a corporate form, including without limitation the approval of a merger of the Company with and into a corporation, with the result that each Member shall hold capital stock of such surviving corporation (the "Successor Corporation") with rights, preferences and
                  ---------------------
privileges substantially equivalent to the Securities held by such Member, and
(ii) the Company and each Member shall take such actions as may be necessary or desirable to cause the Successor Corporation to assume all of the obligations of the Company under this Agreement. Notwithstanding anything contained herein to the contrary, in connection with any conversion of the Company into a corporate form in contemplation of an Initial Public Offering, all Class B-4 Units shall be converted into shares of voting common stock of the Successor Corporation.

          6.   Unger Board Seat.  Notwithstanding Section 3.1 of the LLC
               ----------------
Agreement: (a) Unger may not be removed as a Director (as such term is defined in the LLC Agreement) at any time when he is an employee of the Company or any of its Subsidiaries, and (b) at any time when Unger is not an employee of the Company or any of its Subsidiaries, he may be removed only after there has occurred any of:

          (1) an Initial Public Offering of Class A Units or securities issued pursuant to Section 5 in respect of the Class A Units issued to Unger on October 6, 1998 (the "Unger Units"),
                                              -----------

          (2) a Sale of the Company in which all or substantially all of the consideration payable to the owners of Class A Units is in the form of cash and/or marketable securities, or in which owners of Unger Units have the option to elect that all or substantially all of such consideration payable to the electing owner(s) be in the form of cash and/or marketable securities, or

          (3) a Transfer by MEM Holdings and/or one or more of its Permitted Transferees of Class A Units to which the rights of the Non-ABRY Members under Section 1(b) apply (an "Eligible Transfer") in
                                                     -----------------
               which (i) all of the Class A Units owned by MEM Holdings and its Permitted Transferees in the aggregate are Transferred and (ii) either all or substantially all of the consideration is in the form of cash and/or marketable securities or owners of Unger Units have the right to elect that all or substantially all of the consideration payable to the electing owner(s) is in the form of cash and/or marketable securities.

          7.   Preemptive Rights.
               -----------------

          (a) If at any time after the date hereof and prior to the consummation of a Qualified Public Offering the Company wishes to issue any Common Units or any options, warrants or other rights to acquire Common Units or any notes or other securities convertible or exchangeable into Common Units (all such Common Units and other rights and securities, collectively, the "Equity Equivalents")
                                                          ------------------
to any Person or Persons, the Company shall promptly deliver a notice of intention to sell or otherwise issue (the "Company's Notice of Intention to
                                           --------------------------------
Sell") to each Member setting forth a description and the number of the Equity
----
Equivalents and any other securities proposed to be issued and the proposed purchase price and terms of sale. Upon receipt of the Company's Notice of Intention to Sell, each Member shall have the right to elect to purchase, at the price and on the terms stated in the Company's Notice of Intention to Sell, a number of the Equity Equivalents equal to the product of (i) such Member's proportionate ownership of the then outstanding number of Common Units (calculated on a fully-diluted basis assuming all holders of then outstanding warrants, options and convertible securities of the Company which are convertible or exercisable on such date and which have pre-emptive rights with respect to the applicable issuance of Equity Equivalents have converted such convertible securities or exercised such warrants or options; provided that, for
                                                              --------
all purposes of this Section 7, at any time, no then Unvested Units shall be deemed to be part of the "outstanding number of Common Units" as of such time) held by all Persons multiplied by (ii) the number of Equity Equivalents proposed to be issued (as described in the applicable Company's Notice of Intention to
Sell). Notwithstanding anything contained herein to the contrary, if the Company is issuing Equity Equivalents together as a unit with the issuance of any debt or other equity securities of the Company or any of its Subsidiaries, then any Member who elects to purchase such Equity Equivalents pursuant to this
Section 7 must also purchase a corresponding proportion of such other debt or equity securities, all at the proposed purchase price and on terms of sale as specified in the applicable Company's Notice of Intention to Sell. Such election shall be made by the electing Member by written notice to the Company within ten (10) business days after receipt by such Member of the Company's Notice of Intention to Sell (the "Acceptance
                                                                  ----------
Period"). With respect to any Company's Notice of Intention to Sell delivered to
------
any Member which is an Affiliate of Centre Partners Management LLC, such Member may assign in whole or in part its preemptive rights pursuant to this Section 7 with respect to the sale or issuance of the Equity Equivalents which are the subject of such Company's Notice of Intention to Sell to any other Affiliate of Centre Partners Management LLC (a "Section 7 Assignee") provided that, as a
                                   ------------------
condition to the sale or issuance of the applicable Equity Equivalents to such
Section 7 Assignee, such Section 7 Assignee must execute and deliver to the Company a joinder to this Agreement substantially in the form of Exhibit A
                                                                 ---------
hereto pursuant to which such Section 7 Assignee shall be deemed to be a "Non-ABRY Member" and an "MHC Member" for purposes of this Agreement.

          (b) To the extent an effective election to purchase has not been received from a Member pursuant to subsection (a) above in respect of the Equity Equivalents proposed to be issued pursuant to the applicable Company's Notice of Intention to Sell, the Company may, at its election, during a period of one hundred and eighty (180) days following the expiration of the applicable Acceptance Period, issue and sell the remaining Equity Equivalents to be issued and sold to any Person at a price and upon terms not more favorable to such Person than those stated in the applicable Company's Notice of Intention to Sell; provided, however, that failure by a Member to exercise its option to
      --------  -------
purchase with respect to one issuance and sale of Equity Equivalents shall not affect its option to purchase Equity Equivalents in any subsequent offering, sale and purchase. In the event the Company has not sold any Equity Equivalents covered by a Company's Notice of Intention to Sell within such one hundred and eighty (180) day period, the Company shall not thereafter issue or sell such Equity Equivalents, without first offering such Equity Equivalents to each Member in the manner provided in this Section 7.

          (c) If a Member gives the Company notice, pursuant to the provisions of this Section 7, that such Member desires to purchase any Equity Equivalents, payment therefor shall be by check or wire transfer of immediately available funds, against delivery of the securities (which securities shall be issued free and clear of any liens or encumbrances) at the executive offices of the Company no later than the last closing date fixed by the Company for the sale of the applicable Equity Equivalents, which last closing date shall be no earlier than 20 business days after the date the Company delivers the applicable Company's Notice of Intention to Sell. In the event that any proposed sale is for a consideration other than cash, such Member may pay cash in lieu of all (but not part) of such other consideration, in the amount determined reasonably and in good faith by the Board to represent the fair value of such consideration other than cash.

          (d) The preemptive rights contained in this Section 7 shall not apply to (i) the issuance of shares or units of Equity Equivalents as a stock or unit dividend or other distribution or upon any subdivision, split or combination of the outstanding Common Units; (ii) the issuance of Equity Equivalents upon conversion, exchange or redemption of any outstanding convertible or exchangeable securities; (iii) the issuance of Equity Equivalents upon exercise of any outstanding options or warrants; (iv) the issuance of Equity Equivalents to any employee or director of the Company or any of its Subsidiaries (unless such employee or director is also an officer or employee of ABRY or any of ABRY's Affiliates (other than Unger, Koff, the Company or any of the Company's Subsidiaries)); (v) the issuance of Equity Equivalents to any Independent Third Party or group of Independent Third Parties as consideration (whether partial or otherwise) for the purchase by the Company or any of its Subsidiaries from such Independent Third Party or group of Independent Third Parties, as the case may be, of assets constituting a business unit or of the stock or other equity securities of any Person or Persons; (vi) the issuance of Equity Equivalents pursuant to the Capstar Contribution Agreement; (vii) the issuance of Class B-4 Units pursuant to Section 5.6 of the LLC Agreement or
(viii) the issuance of Equity Equivalents pursuant to a Qualified Public
Offering.

          (e) The provisions of this Section 7 shall terminate upon the consummation of a Qualified Public Offering.

          8.   Information and Verification Rights.
               -----------------------------------

          (a)  Financial Statements and other Information.  Prior to the
               ------------------------------------------
consummation of a Qualified Public Offering, the Company shall deliver to (x) any MHC Member who holds at least a majority of the number of Class B-4 Units originally issued by the Company to such MHC Members (in calculating "the number of Class B-4 Units originally issued by the Company", such number shall include all Class B-4 Units which are issued as of or after the date hereof and such number shall not be reduced if any Class B-4 Units are acquired and/or canceled by the Company) or (y) so long as the MHC Members continue to hold at least a majority of the number of Class B-4 Units originally issued by the Company to such MHC Members (in calculating "the number of Class B-4 Units originally issued by the Company", such number shall include all Class B-4 Units which are issued as of or after the date hereof and such number shall not be reduced if any Class B-4 Units are acquired and/or canceled by the Company), any MHC Member who has been nominated and granted the authority to represent the MHC Members and to sign agreements and other documents on behalf of the MHC Members (including agreements, amendments and documents in connection with this Agreement, the Registration Agreement and the LLC Agreement) pursuant to a written agreement executed by all of the then MHC Members (which agreement must be reasonably acceptable to the Company) (in either case, such MHC Member, a "Majority MHC Member"):
--------------------

               (i) within 60 days after the end of each monthly accounting period in each fiscal year of the Company (other than any monthly accounting period ending on the last day of a fiscal quarter of the Company) (or such earlier date as such financial statements are delivered to the providers of any of the Company's debt financing), unaudited consolidated statements of income and cash flows of the Company and its Subsidiaries for such monthly period (and, if otherwise available, unaudited consolidated statements of income of the Company and its Subsidiaries for the period from the beginning of the fiscal year to the end of such month) and unaudited consolidated balance sheets of the Company and its Subsidiaries as of the end of such monthly period (and, if otherwise available, such financial statements shall set forth in each case comparisons to the Company's and its Subsidiaries' corresponding period in the preceding fiscal year). Such financial statements shall be prepared, in all material respects, in accordance with generally accepted accounting principles, consistently applied, subject to the absence of footnote disclosures and to normal year-end adjustments;

          (ii) within 60 days after the end of each quarterly accounting period in each fiscal year of the Company (other than any quarterly accounting period ending on the last day of a fiscal year of the Company) (or such earlier date as such financial statements are delivered to the providers of any of the Company's debt financing), unaudited consolidated statements of income and cash flows of the Company and its Subsidiaries for such quarterly period (and, if otherwise available, unaudited consolidated statements of income of the Company and its Subsidiaries for the period from the beginning of the fiscal year to the end of such quarter) and unaudited consolidated balance sheets of the Company and its Subsidiaries as of the end of such quarterly period (and, if otherwise available, such financial statements shall set forth in each case comparisons to the Company's and its Subsidiaries' corresponding period in the preceding fiscal year). Such financial statements shall be prepared, in all material respects, in accordance with generally accepted accounting principles, consistently applied, subject to the absence of footnote disclosures and to normal year-end adjustments;

          (iii) within 120 days after the end of each fiscal year of the Company (or such earlier date as such financial statements are delivered to the providers of any of the Company's debt financing), audited consolidated statements of income and cash flows of the Company and its Subsidiaries for such fiscal year, and audited consolidated balance sheets of the Company and its Subsidiaries as of the end of such fiscal year (and, if otherwise available, such financial statements shall set forth in each case comparisons to the Company's and its Subsidiaries' corresponding period in the preceding fiscal year). Such financial statement shall be prepared, in all material respects, in accordance with generally accepted accounting principles, consistently applied;

          (iv) within 120 days after the end of each fiscal year of the Company, a report which describes in reasonable detail, each material transaction entered into between any ABRY Member or any employee, officer, director or Affiliate (other than Unger, Koff, the Company or any of the Company's Subsidiaries) of any ABRY Member, on the one hand, and the Company or any of its Subsidiaries, on the other hand, during such fiscal year, except (x) for transactions contemplated by the ABRY Management Services Agreement as in effect as of March 18, 1999, (y) in connection with the issuance of Equity Equivalents, and (z) for transactions which have been previously disclosed to a Majority MHC Member, which have been disclosed in any of the financial statements delivered to a Majority MHC Member pursuant to any of the provisions of this Section 8(a) or which have been disclosed in any filing made by the Company or any of its Subsidiaries with the Securities and Exchange Commission; and

          (v) within 10 days after the applicable effective date, any amendment to the LLC Agreement, the Registration Agreement or this Agreement (unless a Majority MHC Holder is a signatory to such amendment).

          (b)  Verification Rights of the Unpaid Yield.  So long as there is a
               ---------------------------------------
Majority MHC Member, promptly after any calculation of any Distribution (any such calculation, the "Company's Calculation"), the Company shall deliver such
                       ---------------------
Company's Calculation, in writing and in reasonable detail, to such Majority MHC Member. If the Company does not receive a written dispute notice from such Majority MHC Member within 10 business days after the Company delivers a Company's Calculation to such Majority MHC Member, then such Company's Calculation shall be binding upon the MHC Members. If the Company receives such a written dispute notice from such Majority MHC Member (which written notice must set forth, in reasonable detail, the amount in dispute) within the time period specified in the immediately preceding sentence, then the Company and such Majority MHC Member shall use reasonable efforts to resolve the dispute during the 20 day period commencing on the date the Company receives the applicable written dispute notice from such Majority MHC Member. If the Company and such Majority MHC Member do not obtain a final resolution of such dispute within such 20 day period, then the items in dispute shall be submitted immediately to an accounting firm mutually acceptable to the Company and such Majority MHC Member. If the Company and such Majority MHC Member are unable to agree on the choice of an accounting firm, then the Company and such Majority MHC Member shall select a nationally-recognized accounting firm by lot (after excluding their respective regularly used accounting firms). Any accounting firm so selected ("Accounting Firm") shall be required to render a determination
                   ---------------
of the applicable dispute within 45 days after referral of the matter to such Accounting Firm, which determination must be in writing and must set forth, in reasonable detail, the basis therefor. The determination of such Accounting Firm shall be binding and conclusive upon the Company and the MHC Members. The fees and expenses of such Accounting Firm shall be borne by such Majority MHC Member (on behalf of the MHC Members); provided that if such Accounting Firm
                                       --------
determines in its reasonable judgment that the applicable Company's Calculation was materially inaccurate, then the fees and expenses of such Accounting Firm shall be borne by the Company. Subject to such Majority MHC Member executing any confidentiality agreement reasonably required by the Board, the Company shall provide such Majority MHC Member with reasonable access to the financial information of the Company as is reasonably necessary for such Majority MHC Member to review a Company's Calculation during the period beginning on the date such Majority MHC Member receives notice of such Company's Calculation and ending on the date when such Company's Calculation (as may be adjusted pursuant to this Section 8(b)) is binding upon the MHC Members.

          (c)  Confidentiality. Notwithstanding anything contained herein to the
               ---------------
contrary, no Majority MHC Member may disclose any financial statements or other documents, agreements or information received from the Company pursuant to this
Section 8 to any Person (including any other MHC Member) without the prior written consent of the Company; provided, that a Majority MHC Member may
                                --------
disclose such financial statements, documents, agreements and/or information to another MHC Member if such MHC Member has executed a confidentiality agreement with the Company in form and substance reasonably satisfactory to the Company.

          9.   Restrictions on Transactions with Affiliates.
               --------------------------------------------

               (a) Except for transactions contemplated by the ABRY Management Services Agreement and except in connection with the issuance of Equity Equivalents, after the date hereof, the Company will not, and will not permit any of its Subsidiaries to, enter into any material transaction with any ABRY Member or any employee, officer, director or Affiliate (other than Unger, Koff, the Company or any of the Company's Subsidiaries) of any ABRY Member, unless (i) member(s) of the Board holding a majority of the votes of the directors of the Board without a conflict of interest in such transaction have determined such transaction to be on a basis no less favorable, in all material respects, to the Company or its Subsidiary, as the case may be, then would be the case in an arms-length transaction with an unrelated third party or (ii) if no member of the board is without a conflict of interest in such transaction, such transaction is otherwise on a basis no less favorable, in all material respects, to the Company or the Company's Subsidiary, as the case may be, then would be the case in an arms-length transaction with an unrelated third party.

               (b) Notwithstanding anything to the contrary herein, so long as there is a Majority MHC Member, without the consent of such Majority MHC Member, in no event shall the ABRY Members during any calendar year accrue management fees or similar fees or compensation (other than the reimbursement of out-of-pocket expenses) from the Company which, together with all compensation (other than the reimbursement of out-of-pocket expenses) accrued during such period to the directors and officers of the Company who are also officers or employees of any ABRY Member or any Affiliate of any ABRY Member (other than Unger, Koff, the Company or any of the Company's Subsidiaries) (including pursuant to the ABRY Management Services Agreement), exceed $300,000 in the aggregate.

               (c) This Section 9 shall terminate upon the consummation of a Qualified Public Offering.

          10.  Definitions.
               -----------

          "ABRY Management Services Agreement" means the Amended and Restated
           ----------------------------------
Management and Consulting Services Agreement dated as of the date hereof between ABRY and ACN Operating Company.

          "ABRY Member" means any of MEM Holdings or any of MEM Holdings'
           -----------
Permitted Transferees.

          "ACN Operating Company" means Audio Communications Network, LLC (f/k/a
           ---------------------
ACN Operating, LLC), a Delaware limited liability company and a wholly-owned Subsidiary of the Company.

          "Affiliate" means with respect to any Person, any other Person
           ---------
controlling, controlled by, or under common control with such first Person.

          "Board" means the Company's board of directors.
           -----

          "Boyd Employment Agreement" means the Executive Employment Agreement,
           -------------------------
dated as of the date hereof, among the Company, Boyd and Muzak LLC.

          "Capstar Contribution Agreement" means the Contribution Agreement
           ------------------------------
dated as of February 19, 1999, as amended, between Capstar Broadcasting Corporation and the Company.

          "Class A Unit" and "Class B Unit," have the meanings set forth in the
           ------------       ------------
LLC Agreement.

          "Class B-4 Unit," has the meaning set forth in the LLC Agreement.
           --------------

          "Common Units" means collectively the Class A Units, Class B Units and
           ------------
any other equity securities of the Company which is not limited to a fixed sum or percentage of par value or stated value in respect of the rights of the holders thereof to participate in dividends and in the distribution of assets upon the voluntary or involuntary liquidation, dissolution or winding up of the issuer of such securities (including, by way of example and without limitation, the common stock of any Successor Corporation).

          "Distribution" has the meaning set forth in the LLC Agreement.
           ------------

          "Executive" means any Member (other than MEM Holdings) who has been,
           ---------
is, or will be, employed by the Company or any Subsidiary thereof or is an independent contractor of the Company or any Subsidiary thereof.

          "Independent Third Party" means any Person who, immediately prior to
           -----------------------
the contemplated transaction, does not own in excess of 5% of the number of Common Units on a fully diluted basis (a "5% Owner"), who is not an Affiliate of
                                          --------
any such 5% Owner and who is not the spouse or descendent (by birth or adoption) of any such 5% Owner or a trust for the benefit of any such 5% Owner and/or such other Persons.

          "LLC Agreement" means the Amended and Restated Limited Liability
           -------------
Company Agreement of the Company dated as of the date hereof, as in effect from time to time.

          "Majority in Voting Interest" has the meaning which the LLC Agreement
           ---------------------------
assigns to that term.

          "Management Securities Repurchase Agreement" means one of the two
           ------------------------------------------
Management Securities Repurchase Agreements, each dated as of October 6, 1998, one among the Company, Koff and any other party named therein, and the other among the Company, Unger and any other party named therein, or any other agreement pursuant to which the Company has any right to purchase or repurchase Securities, in each case as in effect from time to time.

          "Member" means any Member (as such term is defined in the LLC
           ------
Agreement) of the Company who is party to this Agreement.

          "MHC Members" means any of MHC, any Section 7 Assignee or any of their
           -----------
respective Permitted Transferees.

          "Non-ABRY Members" means all of the Members (including the MHC
           ----------------
Members) with the exception of MEM Holdings and MEM Holdings' Permitted Transferees.

          "Old Muzak" means Muzak Limited Partnership, a Delaware limited
           ---------
partnership, which, as of the date hereof, has been merged with and into ACN Operating Company, with ACN Operating Company surviving.

          "Person" means an individual, a partnership, a corporation, an
           ------
association, a limited liability company, a joint stock company, a trust, a joint venture, an unincorporated organization or any other entity (including, without limitation, any governmental entity or any department, agency or political subdivision thereof).

          "Public Sale" means any sale of Securities to the public pursuant to
           -----------
an offering registered under the Securities Act or to the public through a broker, dealer or market maker pursuant to the provisions of Rule 144 (or any similar provision then in effect) adopted under the Securities Act.

          "Qualified Public Offering" means the sale in a public offering
           -------------------------
registered under the Securities Act of Common Units of the Company or any of its successors (A)(i) providing net proceeds to the Company or any of its successors and the selling equity holders of at least $25,000,000 or (ii) where at least 25% (determined after such offering) of the outstanding Common Units of the Company or any of its successors have been sold in such sale and (B) unless waived in writing by holders of a majority of the number of Securities held by the ABRY Members, the offering price per Common Unit in such public offering is greater than the highest Unpaid Yield and Unreturned Capital Value attributable to any Class A Unit as of immediately prior to such public offering (as adjusted for any unit or stock split, or dividend or distribution or any other recapitalization in contemplation of such public offering).

          "Registration Agreement" means the Amended and Restated Registration
           ----------------------
Agreement, dated as of the date hereof, by and among the Company and the securityholders named therein, as in effect from time to time.

          "Sale of the Company" means the sale of the Company and/or its
           -------------------
Subsidiaries to an Independent Third Party or group of Independent Third Parties in which the purchaser(s) directly or indirectly acquire (i) a number of Common Units constituting a majority (by voting power) of the Common Units on a fully-diluted basis (whether by merger, consolidation, sale or Transfer of any or all of the Company's outstanding Securities) or (ii) all or substantially all of the Company's assets determined on a consolidated basis (including the equity securities or assets of the Company's Subsidiaries).

          "Securities" means collectively, the Common Units which are owned or
           ----------
held of record by the Members. As to any particular equity securities constituting Securities, such equity securities will cease to be Securities when they have been transferred in a Public Sale.

          "Securities Act" means the Securities Act of 1933, as amended from
           --------------
time to time.

          "Subsidiaries" means, with respect to any Person, any corporation,
           ------------
limited liability company, partnership, association or other business entity of which (i) if a corporation, a majority of the total voting power of shares of stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by such Person or one or more of the other Subsidiaries of such Person or a combination thereof, or (ii) if a limited liability company, partnership, association or other business entity, a majority of the partnership or other similar ownership interest thereof is at the time owned or controlled, directly or indirectly, by any Person or one or more Subsidiaries of such Person or entity or a combination thereof. For purposes hereof, a Person or Persons shall be deemed to have a majority ownership interest in a limited liability company, partnership, association or other business entity if such Person or Persons shall be allocated a majority of limited liability company, partnership, association or other business entity gains or losses or shall be or control any managing director, managing member, or general partner of such limited liability company, partnership, association or other business entity.

          "Unpaid Yield" has the meaning set forth in the LLC Agreement.
           ------------

          "Unreturned Capital Value" has the meaning set forth in the LLC
           ------------------------
Agreement.

          "Unvested Units" means any Securities which are not "vested" under the
           --------------
terms of any Management Securities Repurchase Agreement, and any Securities derivative thereof.

          "Vested Units" means all Class B-4 Units and any other Securities
           ------------
which are not Unvested Units.

          11.  Miscellaneous.
               -------------

          (a)  Transfers in Violation of Agreement.  Any Transfer or attempted
               -----------------------------------
Transfer of any Securities in violation of any provision of this Agreement shall be void, and the Company shall not record such Transfer on its books or treat any purported Transferee of such Securities as the owner of such Securities for any purpose.

          (b)  Selection of Counsel.  So long as MEM Holdings or any of its
               --------------------
Affiliates owns Securities constituting a Majority in Voting Interest, MEM Holdings shall be entitled to designate and/or replace any and all legal counsel to the Company and its Subsidiaries.

          (c)  Remedies.  Any Person having rights under any provision of this
               --------
Agreement shall be entitled to enforce such rights specifically to recover damages caused by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law. The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that any party may in its sole discretion apply to any court of law or equity of competent jurisdiction (without posting any bond or other security) for specific performance and for other injunctive relief in order to enforce or prevent violation of the provisions of this Agreement.

          (d)  Amendments and Waivers.  Except as otherwise provided herein, the
               ----------------------
provisions of this Agreement may be amended or waived only upon the prior written consent of the Company and holders of a majority of the number of Securities; provided that no such amendment or waiver shall (x) amend, modify or
            --------
change the provisions of Sections 3, 8 or 9 or this Section 11(d) or otherwise adversely affect the rights, preferences and privileges of the MHC Members under this Agreement in any material respect without the consent of MHC Member(s) holding a majority of the number of Securities then held by the MHC Members, (y) materially and adversely affect the rights hereunder of any of the parties hereto when compared with its effect on the other parties hereto without the prior written approval of such party, or (z) amend, modify or change the provisions of Section 6 without the consent of Unger.

          (e)  Successors and Assigns.  All covenants and agreements in this
               ----------------------
Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto whether so expressed or not, including, without limitation, any Successor Corporation. In addition, except as otherwise provided herein, whether or not any express assignment has been made, the provisions of this Agreement which are for the benefit of purchasers or holders of Securities are also for the benefit of, and enforceable by, any subsequent holder of Securities.

          (f)  Severability. Whenever possible, each provision of this Agreement
               ------------
shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

          (g)  Counterparts.  This Agreement may be executed simultaneously in
               ------------
two or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together shall constitute one and the same Agreement.

          (h)  Descriptive Headings.  The descriptive headings of this Agreement
               --------------------
are inserted for convenience only and do not constitute a part of this Agreement.

          (i)  GOVERNING LAW.  ALL ISSUES AND QUESTIONS CONCERNING THE
               -------------
CONSTRUCTION, VALIDITY, INTERPRETATION AND ENFORCEMENT OF THIS AGREEMENT AND THE EXHIBITS AND SCHEDULES HERETO SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF DELAWARE, WITHOUT GIVING EFFECT TO ANY CHOICE OF LAW OR CONFLICT OF LAW RULES OR PROVISIONS (WHETHER OF THE STATE OF DELAWARE OR ANY OTHER JURISDICTION) THAT WOULD CAUSE THE APPLICATION OF THE LAWS OF ANY JURISDICTION OTHER THAN THE STATE OF DELAWARE.

          (j)  Notices. All notices, demands or other communications to be given
               -------
or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given upon receipt or refusal when delivered personally to the recipient, sent to the recipient by reputable overnight courier service (charges prepaid), or mailed to the recipient by certified or registered mail, return receipt requested and postage prepaid. Such notices, demands and other communications shall be sent to any Member at such Member's last address on the records of the Company, and to the Company at the address indicated below:

If to the Company, to:

          Muzak Holdings LLC
          2901 Third Avenue, Suite 400
          Seattle, Washington  98121
          Attention:  President

with a copy (which will not constitute notice to the Company) to:

          ABRY Partners, Inc.
          18 Newbury Street
          Boston, MA 02116
          Attention:  Royce Yudkoff

          and to:

          Kirkland & Ellis
          153 East 53rd Street
          New York, NY  10022-4675
          Attention:  John L. Kuehn
or to such other address or to the attention of such other person as the recipient party has specified by prior written notice to the sending party.

          (k)  WAIVER OF JURY TRIAL. EACH PARTY TO THIS AGREEMENT HEREBY WAIVES,
               --------------------
TO THE EXTENT PERMITTED BY APPLICABLE LAW, TRIAL BY JURY IN ANY LITIGATION IN ANY COURT WITH RESPECT TO, IN CONNECTION WITH, OR ARISING OUT OF THIS AGREEMENT OR ANY ANCILLARY AGREEMENT OR THE VALIDITY, PROTECTION, INTERPRETATION, COLLECTION OR ENFORCEMENT THEREOF.

          (l)  No Strict Construction.  The parties hereto have participated
               ----------------------
jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement.

          (m)  Entire Agreement. Except as otherwise expressly set forth herein,
               ----------------
this agreement and the other agreements referred to herein embodies the complete agreement and understanding among the parties hereto with respect to the subject matter hereof and supersedes and preempts any prior understandings, agreements or representations by or among the parties, written or oral, which may have related to the subject matter hereof in any way. This Agreement amends and restates the Original Agreement in its entirety.

          (n)  Issuance by the Company of Additional Class A Units or Class B
               --------------------------------------------------------------
Units.  The parties hereto hereby acknowledge that, after the date hereof, the
-----
Company may issue additional Class A Units and/or Class B Units to certain Persons (the "New Members") in accordance with the terms of this Agreement. In
              -----------
connection with any such issuance, the parties hereto agree that, with the prior written consent of MEM Holdings, the Company may grant (but shall be under no obligation to grant) such New Members rights substantially similar to the rights granted to the Non-ABRY Members hereunder (provided that, if such grant is made, each such New Member is also subject to the obligations of Non-ABRY Members hereunder) by causing each such New Member to execute a joinder to this Agreement substantially in the form of Exhibit A hereto.
                                       ---------

          (o)  Termination.  This Agreement will automatically terminate and be
               -----------
of no further force or effect immediately after the consummation of an Approved Company Sale.

          (p)  Boyd Board Seat.  Each Member hereby agrees to vote all voting
               ---------------
securities of the Company over which such Member has voting control and agrees to take all other reasonably necessary actions within such Members control so that the Company complies with paragraph 5 of the Boyd Employment Agreement which provides that, during the Employment Period (as such term is defined in the Boyd Employment Agreement), Boyd shall serve as a member of the Board, but only if Boyd is then serving as the President and Chief Executive Officer of the Company and Muzak LLC.

                             *    *    *    *    *

     IN WITNESS WHEREOF, the parties have executed this Amended and Restated
             Members Agreement as of the date first written above.


                              MUZAK HOLDINGS LLC


                              By:  /s/  Royce Yudkoff
                                 ----------------------------------
                                 Name:  Royce Yudkoff
                                 Title: Vice President

                              MEM HOLDINGS, LLC


                              By:  /s/  Royce Yudkoff
                                 ----------------------------------
                                 Name:  Royce Yudkoff
                                 Title: President


                              /s/  Joseph Koff
                              -------------------------------------
                              JOSEPH KOFF


                              /s/  David Unger
                              -------------------------------------
                              DAVID UNGER


                              /s/  William Boyd
                              -------------------------------------
                              WILLIAM BOYD


                              MUSIC HOLDINGS CORP.


                              By:  /s/  William Boyd
                                 ----------------------------------
                                 Name:  William Boyd
                                 Title: Chief Executive Officer

                                                                       EXHIBIT A
                                                                       ---------

                              FORM OF JOINDER TO
                               MEMBERS AGREEMENT
                               -----------------

       THIS JOINDER to the Amended and Restated Members Agreement dated as of March 18, 1999 by and among Muzak Holdings LLC, a Delaware corporation (the "Company"), and certain securityholders of the Company (the "Agreement"), is
--------                                                     ---------
made and entered into as of _______ by and between the Company and _____________ ("Holder"). Capitalized terms used herein but not otherwise defined shall have
  ------
the meanings set forth in the Agreement.

       WHEREAS, Holder has acquired [CLASS A UNITS/CLASS B-[1/2/3/4/5] UNITS] from _____ and the Agreement and the Company require Holder, as a holder of such Securities, to become a party to the Agreement, and Holder agrees to do so in accordance with the terms hereof.

       NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Joinder hereby agree as follows:

       1.           Agreement to be Bound.  Holder hereby (i) acknowledges that
                    ---------------------
it has received and reviewed a complete copy of the Agreement and (ii) agrees that upon execution of this Joinder, it shall become a party to the Agreement and shall be fully bound by, and subject to, all of the covenants, terms and conditions of the Agreement as though an original party thereto and shall be deemed [AN ABRY MEMBER/A NON-ABRY MEMBER,] [AN MHC MEMBER] and a Member for all purposes thereof.

       2.           Successors and Assigns.  Except as otherwise provided
                    ----------------------
herein, this Joinder shall bind and inure to the benefit of and be enforceable by the Company and its successors and assigns and Holder and any subsequent holders of Securities and the respective successors, heirs and assigns of each of them, so long as they hold any Securities.

       3.           Notices.  For purposes of Section 11(j) of the Agreement,
                    -------
all notices, demands or other communications to the Holder shall be directed to:

                    [NAME]
                    [ADDRESS]

       4.           Counterparts.  This Joinder may be executed in separate
                    ------------
counterparts each of which shall be an original and all of which taken together shall constitute one and the same agreement.

       5.           GOVERNING LAW. THIS JOINDER SHALL BE GOVERNED BY AND
                    -------------
CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT GIVING EFFECT TO ANY RULES, PRINCIPLES OR PROVISIONS OF CHOICE OF LAW OR CONFLICT OF LAWS (WHETHER OF THE STATE OF DELAWARE

OR ANY OTHER JURISDICTION) THAT WOULD CAUSE THE APPLICATION OF THE LAWS OF ANY JURISDICTION OTHER THAN THE STATE OF DELAWARE.

       6.           Descriptive Headings.  The descriptive headings of this
                    --------------------
Joinder are inserted for convenience only and do not constitute a part of this Joinder.

                               *   *   *   *   *

       IN WITNESS WHEREOF, the parties hereto have executed this Joinder as of the date first above written.

                              MUZAK HOLDINGS LLC



                              By:
                                 _______________________________________
                                  Name:
                                  Title:


                              [HOLDER]



                              By:
                                 _______________________________________
                                  Name:
                                  Title:

                                      -3-